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                                                                       EXHIBIT 1


                            CONSENT OF LEGAL COUNSEL


     I hereby consent to the use of my name in the disclosure statement included as part of this Post-Effective Amendment No. 54 to this Registration Statement and to the reference made to me under the caption "Legal Opinion" in such disclosure statement.


                              /s/ Susan N. Roth
                              ------------------------------------
                              Susan N. Roth